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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 31, 1998




                         PENNCORP FINANCIAL GROUP, INC.
               (Exact name of Registrant as specified in charter)




          DELAWARE                     1-11422                 13-3543540
(State or other jurisdiction   (Commission file number)     (I.R.S. employer
     of incorporation)                                     identification no.)


                 c/o SOUTHWESTERN FINANCIAL SERVICES CORPORATION
                            717 NORTH HARWOOD STREET
                               DALLAS, TEXAS 75201
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (214) 954-7111

                               590 MADISON AVENUE
                            NEW YORK, NEW YORK 10022
                 (Former address of principal executive offices)


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ITEM 5.   OTHER EVENTS.

          On December 31, 1998, PennCorp Financial Group, Inc. ("PFG") executed a Purchase Agreement (the "PennUnion Purchase Agreement") dated as of December 31, 1998, among Universal American Financial Corp. ("UAFC"), PFG, Pacific Life and Accident Insurance Company ("PLAC"), Pennsylvania Life Insurance Company, Southwestern Financial Corporation, Constitution Life Insurance Company and PennCorp Financial Services, Inc., pursuant to which UAFC has agreed to purchase, subject to the conditions contained therein, (a) all of the outstanding shares of common stock of the following direct or indirect subsidiaries of PFG: PennCorp Financial, Inc., Pennsylvania Life Insurance Company, Peninsular Life Insurance Company, PennCorp Life Insurance Company, Constitution Life Insurance Company, Union Bankers Insurance Company and Marquette National Life Insurance Company and (b) certain assets of PennCorp Financial Services, Inc., for an aggregate purchase price, as subject to adjustment as provided therein, of $136,000,000 in cash and $39,000,000 aggregate principal amount of 8% subordinated notes of UAFC.

          Also on December 31, 1998, PFG's subsidiary, PLAC, executed a Stock Purchase Agreement (the "PIC Purchase Agreement" and, together with the PennUnion Purchase Agreement, the "Purchase Agreements") dated as of December 31, 1998, between GE Financial Assurance Holdings, Inc. ("GEFAH") and PLAC, pursuant to which GEFAH agreed to purchase from PLAC all of the outstanding shares of common stock of Professional Insurance Company, for an aggregate purchase price, as subject to adjustment as provided therein, of $47,500,000 in cash plus interest through the closing date. Pursuant to an Agreement dated as of December 31, 1998, between GEFAH and PFG, PFG agreed to cause PLAC to perform, or to perform itself, as appropriate, all obligations of PLAC under the PIC Agreement and agreed to be jointly and severally liable for PLAC's obligations thereunder.

          In connection with the execution of the Purchase Agreements, on December 31, 1998, the Credit Agreement dated as of March 12, 1997, as previously amended, among PFG, the lenders signatory thereto, the Managing Agents and the Co-Agents named therein and The Bank of New York, as administrative agent, was further amended to, among other things, permit the transactions contemplated by the PennUnion Purchase Agreement.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)    Exhibits.

          10.1   -   Purchase Agreement dated as of December 31, 1998, among
                     Universal American Financial Corp., PennCorp Financial
                     Group, Inc., Pacific Life and Accident Insurance Company,
                     Pennsylvania Life Insurance Company, Southwestern Financial
                     Corporation, Constitution Life Insurance Company and
                     PennCorp Financial Services, Inc.

          10.2   -   Stock Purchase Agreement dated as of December 31, 1998,
                     between GE Financial Assurance Holdings, Inc. and Pacific
                     Life and Accident Insurance Company.


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

          10.3   -   Agreement dated as of December 31, 1998, between General
                     Electric Financial Assurance Holdings, Inc. and PennCorp
                     Financial Group, Inc.

          10.4   -   Amendment No. 5 dated as of December 31, 1998, to Credit
                     Agreement, among the lenders signatory thereto, the Managing Agents and the Co-Agents named therein and The
                     Bank of New York, as administrative agent.

          99.1   -   Press Release


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PENNCORP FINANCIAL GROUP, INC.

                                            By:   /s/ SCOTT D. SILVERMAN
                                              ----------------------------------
                                              Scott D. Silverman
                                              Executive Vice President and
                                                Secretary

Date: January 11, 1999

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                                 EXHIBIT INDEX


        Exhibit      Description
        -------      -----------
          10.1   -   Purchase Agreement dated as of December 31, 1998, among
                     Universal American Financial Corp., PennCorp Financial
                     Group, Inc., Pacific Life and Accident Insurance Company,
                     Pennsylvania Life Insurance Company, Southwestern Financial
                     Corporation, Constitution Life Insurance Company and
                     PennCorp Financial Services, Inc.

          10.2   -   Stock Purchase Agreement dated as of December 31, 1998,
                     between GE Financial Assurance Holdings, Inc. and Pacific
                     Life and Accident Insurance Company.

          10.3   -   Agreement dated as of December 31, 1998, between General
                     Electric Financial Assurance Holdings, Inc. and PennCorp
                     Financial Group, Inc.

          10.4   -   Amendment No. 5 dated as of December 31, 1998, to Credit
                     Agreement, among the lenders signatory thereto, the
                     Managing Agents and the Co-Agents named therein and The
                     Bank of New York, as administrative agent.

          99.1   -   Press Release